Cmoproj
UBS		5:03:44 pm March 29, 2004
Fixed Income Research	MAST0404R 30 year 5.4	Margarita Genis mgenis@rhino
cmoproj.619		Page 1

     Bond

Balance     Coupon     Delay     Factor          Index      Value        Reset     Multiplier     Cap

       1A1        110,582,000.00      5.25000          25          1.000000

-1.0000          -

    -

    -

     Floor     Current

Settle

Deal     WAC     WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

          -           5.2500

03/30/04

30 year       5.56       352.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	300	400	500
90:00	6.338	7.154	9.110	9.998	10.814
Avg Life	16.475	7.600	3.129	2.475	2.080
Duration	9.541	5.292	2.584	2.096	1.784
First Pay	4/04	4/04	4/04	4/04	4/04
Last Pay	1/31	3/23	7/11	8/09	7/08

Bond

Balance      Coupon      Delay     Factor

Index      Value        Reset     Multiplier      Cap

 1A4        7,690,000.00      5.25000          25          1.000000

-1.0000          -

    -

    -

Floor     Current

Settle

Deal

WAC     WAM

Pricing     Duration

Coupon

Date

Speed

@ Px

     -           5.2500

03/30/04

30 year

5.56       352.00       300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	300	400	500
90:00	7.458	7.458	7.642	8.022	8.426
Avg Life	5.989	5.989	5.348	4.437	3.772
Duration	4.588	4.588	4.241	3.660	3.191
First Pay	4/04	4/04	4/04	4/04	4/04
Last Pay	2/15	2/15	1/12	1/10	11/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C)

2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		5:03:44 pm March 29, 2004
Fixed Income Research	MAST0404R 30 year 5.4	Margarita Genis mgenis@rhino
cmoproj.619		Page 2

     Bond

Balance     Coupon     Delay     Factor          Index      Value        Reset     Multiplier     Cap

       1A5        3,611,000.00      5.25000

25

1.000000

-1.0000          -

    -

    -

     Floor     Current

Settle

Deal

WAC     WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

          -           5.2500

03/30/04

30 year       5.56       352.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	300	400	500
90:00	6.442	6.442	6.894	7.331	7.763
Avg Life	12.746	12.746	8.122	6.048	4.833
Duration	8.800	8.800	6.311	4.953	4.081
First Pay	2/15	2/15	1/12	1/10	11/08
Last Pay	9/18	9/18	9/12	6/10	3/09

Bond

Balance      Coupon      Delay     Factor

Index      Value        Reset     Multiplier      Cap

 1A6        10,000,885.00      5.25000          25          1.000000

-1.0000          -

    -

    -

Floor     Current

Settle

Deal

WAC     WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

     -           0.0000

03/30/04

30 year

5.56       352.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	300	400	500
90:00	5.738	5.791	6.187	6.564	7.096
Avg Life	28.127	23.598	12.605	8.638	5.873
Duration	23.448	20.916	11.454	8.004	5.634
First Pay	1/31	3/23	9/12	7/10	3/09
Last Pay	7/33	7/33	7/33	7/33	7/11

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C)

2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		5:03:44 pm March 29, 2004
Fixed Income Research	MAST0404R 30 year 5.4	Margarita Genis mgenis@rhino
cmoproj.619		Page 3

     Bond

Balance     Coupon     Delay     Factor          Index      Value        Reset     Multiplier     Cap

       1A8        5,178,833.00      5.50000

25

1.000000

-1.0000          -

    -

    -

     Floor     Current

Settle

Deal

WAC     WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

          -           5.5000

03/30/04

30 year       5.56       352.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	300	400	500
90:00	1.114	-4.652	-16.881	-23.463	-30.521
Avg Life	18.511	10.685	5.105	3.973	3.243
Duration	10.367	10.479	10.720	10.855	11.011
First Pay	4/04	4/04	4/04	4/04	4/04
Last Pay	7/33	7/33	7/33	7/33	7/33

Bond

Balance      Coupon      Delay     Factor

Index      Value        Reset     Multiplier      Cap

 1A7        13,589,976.00      5.25000          25          1.000000

-1.0000          -

    -

    -

Floor     Current

Settle

Deal

WAC     WAM

Pricing

Duration

Coupon

Date

Speed

@ Px

     -           5.2500

03/30/04

30 year

5.56       352.00

300.0PSA

90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	300	400	500
90:00	6.203	6.375	6.628	6.719	6.834
Avg Life	19.856	15.076	10.815	9.784	8.753
Duration	11.032	9.259	7.524	7.050	6.533
First Pay	4/09	4/09	4/09	4/09	4/09
Last Pay	7/33	7/33	7/33	7/33	7/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C)

2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

Cmoproj
UBS		5:03:44 pm March 29, 2004
Fixed Income Research	MAST0404R 30 year 5.4	Margarita Genis mgenis@rhino
cmoproj.619		Page 4

     Bond

Balance     Coupon     Delay     Factor          Index      Value        Reset     Multiplier     Cap

       1A3        715,262.00      5.25000          25          1.000000

-1.0000          -

    -

    -

     Floor     Current

Settle

Deal     WAC     WAM

Pricing     Duration

Coupon

Date

Speed

@ Px

          -           5.2500

03/30/04

30 year       5.56       352.00       300.0PSA          90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	300	400	500
90:00	6.203	6.375	6.628	6.719	6.834
Avg Life	19.856	15.076	10.815	9.784	8.753
Duration	11.032	9.259	7.524	7.050	6.533
First Pay	4/09	4/09	4/09	4/09	4/09
Last Pay	7/33	7/33	7/33	7/33	7/33

Bond

Balance      Coupon      Delay     Factor

Index      Value        Reset     Multiplier      Cap

 1A2        750,000.00      5.25000          25          1.000000

-1.0000          -

    -

    -

Floor     Current

Settle

Deal

WAC     WAM

Pricing     Duration

Coupon

Date

Speed

@ Px

     -           5.2500

03/30/04

30 year

5.56       352.00       300.0PSA          90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	300	400	500
90:00	6.203	6.375	6.628	6.719	6.834
Avg Life	19.856	15.076	10.815	9.784	8.753
Duration	11.032	9.259	7.524	7.050	6.533
First Pay	4/09	4/09	4/09	4/09	4/09
Last Pay	7/33	7/33	7/33	7/33	7/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C)

2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.